Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Particle Drilling Technologies, Inc. (the “Company”) on Form 10-K for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Chris Boswell, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Chris Boswell
J. Chris Boswell
Chief Executive Officer and
Chief Financial Officer

Date: December 14, 2005

A signed original of this written statement required by Section 906 has been provided to Particle Drilling Technologies, Inc. and will be retained by Particle Drilling Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.